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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 20, 1996



      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-4
       (filed on its behalf by AMRESCO Residential Securities Corporation)
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             (Exact name of registrant as specified in its charter)

                                                                             APPLICATION
            New York                         33-08687-01                       PENDING
-------------------------------          ----------------                -------------------
   (State or Other Jurisdiction of       (Commission File                  (I.R.S. Employer
        Incorporation)                        Number)                    Identification No.)



     c/o Bankers Trust Company
        Four Albany Street
        New York, New York                                                      10006
----------------------------------------                                 -------------------
(Address of Principal Executive Offices)                                      (Zip Code)

        Registrant's telephone number, including area code (714) 253-7575
                                                           --------------
                 c/o Bankers Trust Company of California, N.A.,
               3 Park Plaza, 16th Floor, Irvine, California 92714
               --------------------------------------------------
         (Former name or former address, if changed since last report)

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
Item 2.  Acquisition or Disposition of Assets
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Description of the Conveyance of Subsequent Mortgage Loans

         On September 20, 1996, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-4 (the "Trust") acquired $41,141,763.67 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of August 1, 1996, between AMRESCO Residential Mortgage Corporation, as Seller, AMRESCO Residential Securities Corporation, as Depositor, Long Beach Mortgage Company, Option One Mortgage Corporation and Advanta Mortgage Corp. USA, as Servicers and Bankers Trust Company of California, N.A., in its capacity as Trustee, and the Subsequent Transfer Agreement among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Seller and the Trust, as purchaser, dated September 20, 1996. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated August 16, 1996 and the Prospectus Supplement dated July 28, 1996, filed pursuant to Rule 424(b)(5) of the Act on August 28, 1996. The Schedule of Subsequent Mortgage Loans is attached to the Subsequent Transfer Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

         10.1 Subsequent Transfer Agreement dated as of September 20, 1996 among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-4 as the Purchaser.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           By: AMRESCO Residential Securities Corporation, as Depositor



                                  By: /s/Ronald B. Kirkland
                                      ------------------------------------------
                                      Name:  Ronald B. Kirkland
                                      Title: Vice President and Chief Accounting
                                             Officer

Dated:   October 3, 1996